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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): January 21, 2003


                            ------------------------

                            STERLING CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                  000-50132                  76-0502785

      (STATE OR OTHER               (COMMISSION               (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION       FILE NUMBER)             IDENTIFICATION NO.)
       OR ORGANIZATION)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                            ------------------------

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ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Monthly Operating Report for Sterling Chemicals
                         Holdings, Inc. for December 2002.

         Exhibit 99.2 -- Monthly Operating Report for Sterling Chemicals, Inc.
                         for December 2002.

         Exhibit 99.3 -- Monthly Operating Report for Sterling Chemicals Energy,
                         Inc. for December 2002.

         Exhibit 99.4 -- Monthly Operating Report for Sterling Fibers, Inc. for
                         December 2002.

         Exhibit 99.5 -- Monthly Operating Report for Sterling Chemicals
                         International, Inc. for December 2002.

         Exhibit 99.6 -- Monthly Operating Report for Sterling Canada, Inc. for
                         December 2002.

         Exhibit 99.7 -- Monthly Operating Report for Sterling Pulp Chemicals
                         US, Inc. for December 2002.

         Exhibit 99.8 -- Monthly Operating Report for Sterling Pulp Chemicals,
                         Inc. for December 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On January 21, 2003, Sterling Chemicals Holdings, Inc. and its subsidiaries Sterling Chemicals Inc., Sterling Chemicals Energy, Inc., Sterling Fibers, Inc., Sterling Chemicals International, Inc., Sterling Canada Inc., Sterling Pulp Chemicals US, Inc. and Sterling Pulp Chemicals Inc. filed Monthly Operating Reports with the United States Bankruptcy Court for the Southern District of Texas, Houston Division, in Houston, Texas (the "Bankruptcy Court"). Copies of the Monthly Operating Reports are filed herewith as Exhibits and contain unaudited financial information that is subject to future reconciliations and adjustments that may materially affect stockholder's equity (deficit).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               STERLING CHEMICALS, INC.

Date: January 28, 2003

                               By: /s/ RICHARD K. CRUMP
                                   ---------------------------------------------
                                       Richard K. Crump, Chief Executive Officer










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                                 EXHIBIT INDEX

         Exhibit 99.1 -- Monthly Operating Report for Sterling Chemicals
                         Holdings, Inc. for December 2002.

         Exhibit 99.2 -- Monthly Operating Report for Sterling Chemicals, Inc.
                         for December 2002.

         Exhibit 99.3 -- Monthly Operating Report for Sterling Chemicals Energy,
                         Inc. for December 2002.

         Exhibit 99.4 -- Monthly Operating Report for Sterling Fibers, Inc. for
                         December 2002.

         Exhibit 99.5 -- Monthly Operating Report for Sterling Chemicals
                         International, Inc. for December 2002.

         Exhibit 99.6 -- Monthly Operating Report for Sterling Canada, Inc. for
                         December 2002.

         Exhibit 99.7 -- Monthly Operating Report for Sterling Pulp Chemicals
                         US, Inc. for December 2002.

         Exhibit 99.8 -- Monthly Operating Report for Sterling Pulp Chemicals,
                         Inc. for December 2002.